CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Floating Rate High Income Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Strategic Income Fund

CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio

(collectively, the “Funds”)

Supplement to the Summary Prospectuses, Statutory Prospectus and
Statement of Additional Information, each dated February 28, 2023 or May 1, 2023, as applicable

As disclosed in the supplement dated June 13, 2023, on June 7, 2023, the Securities and Exchange Commission (the “SEC”) granted a temporary exemption from disqualification under Section 9(a) of the Investment Company Act of 1940 (the “1940 Act”) to Credit Suisse Asset Management, LLC, (“Credit Suisse”), each Fund’s investment manager, Credit Suisse Asset Management Limited (“Credit Suisse UK” and together with Credit Suisse, the “Credit Suisse Investment Advisers”), the sub-adviser to Credit Suisse Strategic Income Fund, Credit Suisse Securities (USA) LLC (“CSSU”), each Fund’s distributor, and certain of their affiliates, as well as to UBS Group AG and its affiliates (collectively, “UBS”), from serving as investment adviser and principal underwriter, as applicable, to registered investment companies, including the Funds, in connection with a consent order and final judgment (the “Consent Judgment”) entered against certain of Credit Suisse’s affiliates, including CSSU, in New Jersey Superior Court on October 24, 2022. The Consent Judgment did not involve the Funds or the services that the Credit Suisse Investment Advisers, CSSU and their affiliates provided to the Funds. Section 9(a) of the 1940 Act prohibits an entity from serving as an investment adviser or principal underwriter for registered funds if the entity or one of its affiliates is “permanently or temporarily enjoined by order, judgment, or decree of any court of competent jurisdiction . . . from engaging in or continuing any conduct or practice in connection with … the purchase or sale of any security.” Following the entry of the Consent Judgment, the Credit Suisse Investment Advisers and CSSU notified the staff of the SEC and continued to provide investment advisory and distribution services (the “Services”), as applicable, to the Funds based on their position at the time that the Consent Judgment did not trigger the disqualification provisions of Section 9(a). The Credit Suisse Investment Advisers, CSSU and certain of their affiliates nevertheless applied for an exemption from the disqualification provisions of Section 9(a) of the 1940 Act due to its broad scope. On July 5, 2023, the SEC granted a permanent order, which provides: (i) a time-limited exemption from Section 9(a) to the Credit Suisse Investment Advisers, CSSU and certain of their affiliates, which enables the Credit Suisse Investment Advisers and CSSU to provide the Services to the Funds until June 12, 2024 (by which point the Services are anticipated to be transitioned to one or more UBS registered investment advisers and distributors), and (ii) a permanent exemption from Section 9(a) to UBS.

On December 13, 2023, the SEC entered an administrative cease-and-desist order (the “Order”) against the Credit Suisse Investment Advisers and CSSU. The Credit Suisse Investment Advisers and CSSU consented to the Order without admitting or denying the findings therein. The SEC alleged in the Order that the Consent Judgment caused the Credit Suisse Investment Advisers and CSSU to be deemed ineligible to provide the Services to registered investment companies, including the Funds, under Section 9(a) of the 1940 Act and that, during the period from October 24, 2022 to June 7, 2023, the Credit Suisse Investment Advisers acted as investment adviser and CSSU acted as principal underwriter to the Funds in violation of Section 9(a) of the 1940 Act. Under the terms of the Order, the Credit Suisse Investment Advisers and CSSU were censured and agreed to cease and desist from committing or causing any violations and any future violations of Section 9(a) of the 1940 Act. The Credit Suisse Investment Advisers and CSSU agreed to pay disgorgement, prejudgment interest and civil penalties totaling $10,080,220.

Shareholders should retain this supplement for future reference.

Dated: December 13, 2023	16-1223
for
CS-PRO
COM-SUMPRO
FRHI-SUMPRO
MSF-SUMPRO
MFS-SUMPRO
SIF-SUMPRO
TRCRS-PRO
TRCRS-SUMPRO
2023-005